SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K/A

                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         December 14, 1995


                    BEDFORD PROPERTY INVESTORS, INC.
         (Exact name of Registrant as specified in its charter)



Maryland                      1-12222                            68-0306514
(State or other               (Commission                 (I.R.S. Employer
jurisdiction of               File Number)              Identification No.)
incorporation)



           270 Lafayette Circle, Lafayette, California  94549
                (Address of principal executive offices)


Registrant telephone number, including area code:            (510) 283-8910

     The undersigned Registrant hereby amends its Report on Form 8-K, filed December 27, 1995, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. The registrant hereby amends Item 7 by deleting sub parts A and B in their entirety and replacing such sections with:

     (A)  Financial Statements

          Historical Summary of Gross Income and Direct Operating
          Expenses of the Landsing Pacific Portfolio for the Year
          Ended December 31, 1994 (see Attachment A).

     (B)  Pro Forma Financial Information

          Pro forma financial statements showing the effect resulting from the acquisition of the Landsing Pacific Portfolio are being presented herein in columnar form (see Attachment B).


     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    BEDFORD PROPERTY INVESTORS, INC.



                    By:  /s/ Donald A. Lorenz
                         Donald A. Lorenz
                         Executive Vice President and
                         Chief Financial Officer

Date:  February 23, 1996

                               Attachment A

                      The Landsing Pacific Portfolio

                  HISTORICAL SUMMARY OF GROSS INCOME AND
                         DIRECT OPERATING EXPENSES

                       Year Ended December 31, 1994


                                 CONTENTS

Independent Auditors' Report                           1

Historical Summary of Gross Income
  and Direct Operating Expenses                        2

Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                        2-3

                       Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of the Landsing Pacific Portfolio (the Property) for the year ended December 31, 1994. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of Form 8-K under the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Landsing Pacific Portfolio for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


San Francisco, California                    KPMG Peat Marwick LLP
November 10, 1995

                      The Landsing Pacific Portfolio

                    Historical Summary of Gross Income
                       and Direct Operating Expenses

                       Year Ended December 31, 1994

Revenues:
  Rental income                           $5,803,230
  Common area reimbursement                1,434,574
  Other                                       36,584

                                           7,274,388
Operating expenses:
  Real property tax                          807,850
  Repairs and maintenance                    480,572
  Utilities                                  207,768
  Insurance                                  142,616
  Administrative                              76,101
  Bad debts and other                         13,734

                                           1,728,641

Operating Income                          $5,545,747

Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.     Property and Basis of Accounting

  The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Landsing Pacific Portfolio, comprising fourteen properties totalling 1,037,000 rentable square feet located in Maplewood, Minnesota; Denver and Colorado Springs, Colorado; South San Francisco and Fremont, California; and Beaverton, Oregon.

  In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

  The acquisition of the property may result in new valuation for purposes of determining future property tax assessments.

  Rental income is recognized on a straight line basis over the term of the related lease. For 1994, the aggregate rental income exceeded contractual rentals by $11,441.

B.     Leases

  Minimum future rental receipts as of December 31, 1994 are as follows (in thousands):

            1995                             $ 5,470
            1996                               4,848
            1997                               3,754
            1998                               2,231
            1999                               1,026
            Thereafter                           238
                                             $17,567

  The minimum future rental payments shown above do not include tenants' obligations of the Landsing Pacific Portfolio for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

  Pro forma cash available from operations and pro forma taxable income for 1994 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to pay dividends in order to maintain its REIT status. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

   Revenues (1)                          $7,262,947
   Operating expenses                     1,728,641
   Cash available from
     operations                           5,534,306
   Depreciation expense                     750,136
               Taxable Income            $4,784,170

(1) Excludes $11,441 which represents the excess of aggregate rental income on a straight-line basis over contractual rents.

                                              ATTACHMENT B

                                    BEDFORD PROPERTY INVESTORS, INC.
                                  Pro Forma Consolidated Balance Sheet
                                           September 30, 1995
                                               (Unaudited)
                                  (in thousands, except per share data)

                                                                                Acquisition of
                                                Previously                       The Landsing
                                  Consolidated  Acquired          Properties           Pacific    Pro Forma       Consolidated
                                  Historical    Properties (1)    Sold (2)       Portfolio (3)    Adjustment (4)     Pro Forma

ASSETS:
  Real Estate Investments:
    Office building held
      for sale                    $  8,321      $     -           $(8,321)      $     -           $     -         $      -
    Office buildings held
      for investment                23,397         6,367                -             -                 -            29,764
    Industrial buildings            38,304        11,752                -         44,111                -            94,167
    Retail buildings                    -             -                 -          6,262                -             6,262
                                    70,022        18,119           (8,321)        50,373                -           130,193
    Less accumulated
      depreciation                   3,876            -            (2,024)            -                 -             1,852
                                    66,146        18,119           (6,297)        50,373                -           128,341

  Cash                              15,562       (17,205)           6,337         (3,685)             (141)             868
  Other Assets                       4,245          (650)            (189)          (250)              141            3,297

    Total assets                  $ 85,953      $    264          $  (149)      $ 46,438          $     -         $ 132,506

LIABILITIES AND
  STOCKHOLDERS' EQUITY:
  Bank loan payable               $     -       $     -           $     -       $ 42,700          $     -         $  42,700
  Accounts payable and
       accrued expenses              1,620           103             (149)           407                -             1,981
  Dividend payable                     800            -                 -             -                 -               800
  Acquisition payable                   -             -                 -          3,000                -             3,000
  Other liabilities                  1,101           161                -            331                -             1,593

    Total liabilities                3,521           264             (149)        46,438                -            50,074

  Redeemable preferred shares:
    Series A convertible
     preferred stock, par
     value $0.01 per share:
     authorized, issued and
     outstanding 8,333,334
     shares in 1995;
     aggregate redemption
     amount $50,000;
     aggregate liquidation
     preference $52,500.            50,000            -                 -             -                 -            50,000

  Common stock and other
     stockholders' equity:
     Common stock, par value
     $0.01 per share;
     authorized 30,000,000
     shares, issued
     and outstanding,
     6,040,650 shares                   60            -                 -             -                 -                60

  Additional paid-in capital       107,209            -                 -             -                 -           107,209
  Accumulated losses and
     distributions in
     excess of net income          (74,837)           -                 -             -                 -           (74,837)

     Total common stock
      and other
      stockholders' equity          32,432            -                 -             -                 -            32,432

    Total liabilities and
      stockholders' equity       $  85,953       $   264           $  (149)     $ 46,438         $      -          $132,506


See accompanying notes

                                      BEDFORD PROPERTY INVESTORS, INC.
                               Pro Forma Consolidated Statement of Operations
                                For the Nine Months Ended September 30, 1995
                            (Unaudited) (in thousands, except per share amounts)

                                                                              Acquisition of
                                                  Previously                    the Landsing
                              Consolidated          Acquired   Properties            Pacific       Pro Forma   Consolidated
                                Historical     Properties(5)      Sold(6)      Portfolio (7)     Adjustments      Pro Forma

Property operations:
  Rental income                    $8,052          $  3,580      $(1,048)           $ 5,455      $  (174) (8)      $15,865
  Rental expenses:
    Operating expenses              2,077               381         (317)               690           (2) (8)        2,829
    Real estate taxes                 743               463         (141)               606          (10) (8)        1,661
    Depreciation and
      amortization                  1,070               342         (223)               487           (6) (8)        1,670
    Provision for loss on
     real estate investment           630                 -            -                  -            -               630
  Income from property
      operations                    3,532             2,394         (367)             3,672         (156)            9,075

General and administrative
  expense                          (1,018)                -            -                  -            -            (1,018)
Interest income                        56                 -            -                  -            -                56
Interest expense                   (1,309)                -            -                  -       (1,852) (9)       (3,161)
  Income before loss on sales       1,261             2,394         (367)             3,672       (2,008)            4,952

Loss on sales of real estate
  investments                         (12)                -         (205)                 -            -              (217)

   Net income                      $1,249          $  2,394      $  (572)           $ 3,672      $(2,008)          $ 4,735

Income applicable to
   common stockholders             $1,089          $  2,394      $  (572)           $ 3,672      $(5,223) (10)     $ 1,360

Income per common and
   common equivalent share         $ 0.18          $   0.39      $ (0.09)           $  0.59      $ (0.85)          $  0.22

Weighted average number of
   common and common
   equivalent shares            6,142,760                                                                        6,142,760

See accompanying notes.

                                      BEDFORD PROPERTY INVESTORS, INC.
                               Pro Forma Consolidated Statement of Operations
                              For the Year Ended December 31, 1994 (Unaudited)
                                  (in thousands, except per share amounts)

                                                                                          Acquisition
                                                    Properties                          of the Land-
                                      Properties    Previously  Properties  Properties  sing Pacific   Pro Forma       Consol-
                      Consolidated      Acquired      Acquired     Sold in     Sold in     Portfolio     Adjust-        idated
                        Historical  in 1994 (11)  in 1995 (12)   1994 (13)   1995 (14)          (15)       ments     Pro Forma

Property operations:
  Rental income         $ 9,154         $2,066        $ 4,774      $ (11)    $(1,430)        $7,274    $(1,392) (11)   $20,435
  Rental expenses:
   Operating expenses     2,408            533            508        (50)       (395)           920       (253) (11)     3,671
   Real estate taxes        916            376            619         (6)       (188)           808       (169) (11)     2,356
   Depreciation and
     amortization         1,206            269            457        (13)       (310)           650       (157) (11)     2,102

  Income from property
    operations            4,624            888          3,190         58        (537)         4,896       (813)         12,306

General and administra-
  tive expense           (1,309)             -              -          -           -             -           -          (1,309)
Interest income              56              -              -          -           -             -           -              56
Interest expense           (955)             -              -          -           -             -      (2,974) (16)    (3,929)
  Income before gain
    (loss) on sales       2,416            888          3,190         58        (537)         4,896     (3,787)          7,124

Gain (loss) on sale
  of real estate
  investments             1,193              -              -        (13)     (1,122)            -           -              58

    Net income           $3,609         $  888        $ 3,190      $  45     $(1,659)        $4,896    $(3,787)         $7,182

Income applicable to
  common stockholders    $3,609         $  888        $ 3,190      $  45     $(1,659)        $4,896    $(8,287) (17)    $2,682

Income per common and
  common equivalent
  share                  $ 0.59         $ 0.14        $  0.52      $0.01     $ (0.27)        $ 0.80    $ (1.35)         $ 0.44

Weighted average
  number of
   common and common
   equivalent shares     6,147,664                                                                                   6,147,664

See accompanying notes.


Notes to Pro Forma Financial Statement

September 30, 1995

(1) The unaudited pro forma consolidated balance sheet reflects the acquisitions of 6600 College Boulevard and 3002 Dow Business Center as if such transactions had occurred on September 30, 1995. The Company acquired 6600 College Boulevard on October 6, 1995 and 3002 Dow Business Center on December 5, 1995.

     The combining balance sheet for these acquisitions as of September 30, 1995 is as follows:

                                6600 College      3002 Dow
                                  Boulevard    Business Center     Total

     Assets:

      Real estate investments:
        Office buildings            $ 6,367       $     -       $  6,367
        Industrial buildings              -        11,752         11,752

        Cash                         (6,148)      (11,057)       (17,205)

        Other assets                   (100)         (550)          (650)

          Total assets              $   119       $   145       $    264

     Liabilities:

      Accounts payable and
        accrued expenses            $   103       $     -       $    103

      Other liabilities                  16           145            161

          Total liabilities         $   119       $   145       $    264

     Pro forma consolidated real estate investments as of September 30, 1995 include capitalized fees of $95 and $173 paid by the Company to Bedford Acquisitions, Inc. in connection with the Company's acquisitions of 6600 College Boulevard and 3002 Dow Business Center, respectively.

(2) The unaudited pro forma consolidated balance sheet reflects the sale of the IBM Building as if such transaction had occurred on September 30, 1995. The Company sold the IBM Building on October 2, 1995.

(3) The unaudited pro forma consolidated balance sheet reflects the acquisition of the Landsing Pacific Portfolio as if such transaction had occurred on September 30, 1995. The Company acquired the Landsing Pacific Portfolio on December 14, 1995. Pro forma consolidated real estate investments as of September 30, 1995 include capitalized fees of $594 paid by the Company to Bedford Acquisitions, Inc. in connection with the Company's acquisition of the Landsing Pacific Portfolio.

(4) The unaudited pro forma consolidated balance sheet reflects appraisal and legal costs incurred in connection with the Company's $60 million credit facility (the "Credit Facility").

(5) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, 6600 College Boulevard and 3002 Dow Business Center as if such transactions had occurred on January 1, 1995. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995, 6600 College Boulevard on October 6, 1995, and 3002 Dow Business Center on December 5, 1995.

     The combining historical statement of operations for the nine months ended September 30, 1995 for the previously acquired properties is as follows:

                                          Ninety-
                                            Ninth
                    350 East Lackman Street 6600 3002 Previously Plumeria Business Buildings College Dow Bus. Acquired
                       Drive    Center    1 and 2    Blvd.    Center  Properties

     Rental income     $ 807     $ 261      $ 321   $  713    $1,478      $3,580
     Operating
       expenses           18        53         34       76       200         381
     Real estate
       taxes             116        71         24      101       151         463
     Depreciation and
       amortization       89        27         36       66       124         342
     Income from
       property
       operations      $ 584     $ 110      $ 227   $  470    $1,003      $2,394


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the nine months ended September 30, 1995. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(6) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Cody Street Park, Building 6 and the IBM Building from January 1, 1995 through September 30, 1995 and the loss on the sales of these properties as if such sales had occurred on January 1, 1995. The Company sold Cody Street Park, Building 6 on September 20, 1995 and the IBM Building on October 2, 1995.


                            Cody Street Park        IBM    Properties
                                  Building 6   Building          Sold

     Rental income                      $147       $901        $1,048
     Rental expenses:
       Operating expenses                 14        303           317
       Real estate taxes                  24        117           141
       Depreciation and
          amortization                    45        178           223
     Income from property
       operations                       $ 64       $303        $  367


(7) The unaudited pro forma consolidated statement of operations reflects the acquisition of the Landsing Pacific Portfolio as if such transaction had occurred on January 1, 1995. The Company acquired the Landsing Pacific Portfolio on December 14, 1995.

     No proforma adjustment has been made to general and administrative expenses as the amount pertaining to properties acquired is not significant to the proforma presentation.

(8) Adjusted to deduct the actual results of operations of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 from their respective dates of acquisition to September 30, 1995, which results of operations are included in the Company's historical consolidated statement of operations. 350 East Plumeria Drive and Lackman Business Center were acquired on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 were acquired on September 20, 1995.

(9) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restatement and expansion of the Credit Facility and interest on $42,700 of borrowings from the Credit Facility. The acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street #1, Ninety-Ninth Street #2, 6600 College Boulevard and 3002 Dow Business Center were financed by the cash proceeds from (i) the $50 million sale of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") (after paying off the outstanding balance under the Credit Facility of $22,400 and a letter-of-credit of $600) and (ii) the sale of Cody Street Park, Building 6 and the IBM Building. The acquisition of the Landsing Pacific Portfolio is financed with the remaining cash proceeds from the sale of the Preferred Stock, borrowings of $42,700 from the Credit Facility and issuance of a letter of credit of $3,000.


(10) Reflects 9% dividends ($3,375) accrued to the holders of the Preferred Stock less accrued dividends reflected in the historical column of $160. The unaudited pro forma consolidated statement of operations reflects the $50 million sale of Preferred Stock as if such transaction had occurred on January 1, 1995. The sale of Preferred Stock was completed on September 18, 1995.

(11) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court as if such transactions had occurred on January 1, 1994. The Company acquired Milpitas Town Center on August 11, 1994, Village Green on July 7, 1994, Dupont Industrial Center on May 24, 1994 and Mariner Court on January 5, 1994. The actual results of operations of Milpitas Town Center, Village Green and Dupont Industrial Center for the periods subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations. No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to December 31, 1994 reasonably approximate the pro forma results of operations for the year ended December 31, 1994.

     The combining historical statement of operations for the year ended December 31, 1994, for the following properties is:

                              Dupont              Milpitas
                          Industrial     Village      Town
                              Center       Green    Center    Total

     Rental income             $ 814       $ 330     $ 922   $2,066
     Operating expenses          211          88       234      533
     Real estate taxes           279          24        73      376
     Depreciation and
       amortization              141          28       100      269
     Income from property
       operations              $ 183       $ 190     $ 515   $  888


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(12) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, 6600 College Boulevard and 3002 Dow Business Center as if such transactions had occurred on January 1, 1994. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995, 6600 College Boulevard on October 6, 1995, and 3002 Dow Business Center on December 5, 1995.

     The combining historical statement of operations for the year ended December 31, 1994 for these properties is as follows:

                                              Ninety-
                                                Ninth
                       350 East   Lackman      Street     6600  3002 Dow
                       Plumeria  Business   Buildings  College  Business
                          Drive    Center     1 and 2    Blvd.  Center     Total

     Rental income       $1,076    $  348      $  428     $951   $1,971   $4,774
     Operating
       expenses              24        71          45      101      267      508
     Real estate
       taxes                155        94          33      135      202      619
     Depreciation and
       amortization         118        37          48       88      166      457
     Income from
       property
       operations        $  779    $  146      $  302     $627   $1,336   $3,190

     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(13) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas Bank North from January 1, 1994 through the date of sale. The statement also reflects the gain on the sale of this property as if the sale had occurred on January 1, 1994. The Company sold Texas Bank North on January 14, 1994.

(14) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operation of Cody Street Park, Building 6 and the IBM Building from January 1, 1994 to December 31, 1994. The statement also reflects the loss on the sales of these properties as if the sales had occurred on January 1, 1994. Cody Street Park, Building 6 was sold on September 20, 1995 and the IBM Building was sold on October 2, 1995.

                                    Cody
                             Street Park        IBM     Properties
                              Building 6   Building           Sold

     Rental income                  $206     $1,224         $1,430
     Rental expenses:
       Operating expenses             21        374            395
       Real estate taxes              33        155            188
       Depreciation and
          amortization                60        250            310
       Income from property
          operations                $ 92     $  445         $  537


(15) The unaudited pro forma consolidated statement of operations reflects the acquisition of the Landsing Pacific Portfolio as if such transaction had occurred on January 1, 1994. The Company acquired the Landsing Pacific Portfolio on December 14, 1995.

     No proforma adjustment has been made to general and administrative expenses as the amount pertaining to properties acquired is not significant to the proforma presentation.

(16) The pro forma consolidated interest expense consists of the interest on $42,700 of borrowings from the Credit Facility and the amortization of loan fees incurred to secure the Credit Facility. The acquisitions of 3002 Dow Business Center, 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street #1, Ninety-Ninth Street #2, 6600 College Boulevard, Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court are presented as if financed by the cash proceeds from (i) the sale of the Preferred Stock (after paying off the outstanding balance under the Credit Facility of $3,621 and a letter of credit of $1,500) and (ii) the sale of Cody Street Park, Building 6, the IBM Building, and Texas Bank North. The acquisition of the Landsing Pacific Portfolio was financed with the remaining cash proceeds from the sale of the Preferred Stock, borrowings of $42,700 from the Credit Facility and issuance of a letter of credit of $3,000.

(17) Reflects 9% dividends ($4,500) accrued to the holders of Preferred Stock. The unaudited pro forma consolidated statement of operations reflects the $50 million Preferred Stock sale as if such transaction had occurred on January 1, 1994. The sale of Preferred Stock was completed on September 18, 1995.